                             NATIONWIDE MUTUAL FUNDS
                         Nationwide Enhanced Income Fund
                       Nationwide Short Duration Bond Fund

                       Supplement Dated September 12, 2007
       to the Prospectus dated February 28, 2007 (as revised May 1, 2007)

Principal  Financial  Services,  Inc.  ("Principal") and Nationwide  Corporation
("Nationwide")  have  completed a transaction  (the  "Transaction")  pursuant to which  Nationwide  sold to Principal  all of its  ownership  interests in Morley
Capital Management, Inc. ("Morley").  Morley is the subadviser to the Nationwide
Enhanced Income Fund and the Nationwide  Short Duration Bond Fund, each a series of Nationwide Mutual Funds (the "Trust"). Upon the completion of the Transaction on August 31, 2007, an "assignment" of Morley's  subadvisory  agreement with the
Trust occurred,  causing such subadvisory agreement to terminate  automatically.
At a meeting of the Board of  Trustees  of the Trust (the  "Board")  on June 13,
2007, in anticipation of settlement of the Transaction, the Board approved a new subadvisory  agreement with Morley, which took effect September 1, 2007. The new subadvisory  agreement with Morley is identical in all material  respects to the
Trust's previous subadvisory agreement with Morley. In order to ensure continued
provision of subadvisory  services by Morley to the Nationwide  Enhanced  Income
Fund and the  Nationwide  Short  Duration Bond Fund,  the Board approved the new subadvisory  agreement in reliance upon the Manager of Managers  Exemptive Order the Trust has  obtained  from the  Securities  and  Exchange  Commission,  which
permits  the  hiring  of  an  unaffiliated   subadviser  with  Board,   but  not
shareholder, approval.

The portfolio  managers of each of the Nationwide  Enhanced  Income Fund and the
Nationwide Short Duration Bond Fund currently are expected to remain the same.

You will shortly receive an Information  Statement as required under the Trust's
Manager of Managers  Exemptive  Order with more detailed  information  about the
Transaction and Morley.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PS-CFX-2 9-07